Exhibit 99.B(h)(7)(D)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	ING AllianceBernstein Mid Cap Growth Portfolio(1)
ING American Funds Asset Allocation Portfolio(1)
ING American Funds Bond Portfolio(1)
ING EQUITY TRUST	ING American Funds Growth Portfolio(1)
ING Equity Dividend Fund	ING American Funds Growth-Income Portfolio(1)
ING Index Plus LargeCap Equity Fund VIII	ING American Funds International Portfolio(1)
ING Index Plus LargeCap Equity Fund IX	ING Artio Foreign Portfolio(1)
ING MidCap Opportunities Fund	ING BlackRock Inflation Protected Bond Portfolio
ING Opportunistic LargeCap Fund	ING BlackRock Large Cap Growth Portfolio(1)
ING Principal Protection Fund X	ING BlackRock Large Cap Value Portfolio(1)
ING Principal Protection Fund XI	ING Clarion Global Real Estate Portfolio
ING Principal Protection Fund XII	ING Clarion Real Estate Portfolio(1)
ING Real Estate Fund	ING Disciplined Small Cap Value Portfolio
ING SmallCap Opportunities Fund	ING Evergreen Health Sciences Portfolio(1)
ING SmallCap Value Multi-Manager Fund	ING Evergreen Omega Portfolio(1)
ING Value Choice Fund	ING FMRSM Diversified Mid Cap Portfolio(1)
ING Focus 5 Portfolio
ING FUNDS TRUST	ING Franklin Income Portfolio
ING Classic Money Market Fund	ING Franklin Mutual Shares Portfolio(1)
ING GNMA Income Fund	ING Franklin Templeton Founding Strategy Portfolio
ING High Yield Bond Fund	ING Global Resources Portfolio(1)
ING Institutional Prime Money Market Fund	ING Goldman Sachs Commodity Strategy Portfolio
ING Intermediate Bond Fund	ING International Growth Opportunities Portfolio(1)
ING Janus Contrarian Portfolio(1)
ING GLOBAL ADVANTAGE AND PREMIUM	ING JPMorgan Emerging Markets Equity Portfolio(1)
OPPORTUNITY FUND	ING JPMorgan Small Cap Core Equity Portfolio(1)
ING JPMorgan Value Opportunities Portfolio
ING GLOBAL EQUITY DIVIDEND AND PREMIUM	ING LifeStyle Aggressive Growth Portfolio
OPPORTUNITY FUND	ING LifeStyle Conservative Portfolio
ING LifeStyle Growth Portfolio
ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND	ING LifeStyle Moderate Growth Portfolio
ING LifeStyle Moderate Portfolio
ING INTERNATIONAL HIGH DIVIDEND EQUITY	ING Limited Maturity Bond Portfolio(1)
INCOME FUND	ING Liquid Assets Portfolio(1)
ING Lord Abbett Affiliated Portfolio(1)
ING INVESTORS TRUST	ING Marsico Growth Portfolio(1)

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING Marsico International Opportunities Portfolio	ING International Growth Opportunities Fund
ING MFS Total Return Portfolio(1)	ING International Real Estate Fund
ING MFS Utilities Portfolio	ING International SmallCap Multi-Manager Fund
ING Multi-Manager International Small Cap Portfolio	ING International Value Choice Fund
ING Oppenheimer Active Asset Allocation Portofolio	ING Russia Fund
ING Oppenheimer Main Street Portfolio®(1)
ING PIMCO Total Return Bond Portfolio(1)	ING PARTNERS, INC.
ING PIMCO High Yield Portfolio(1)	ING American Century Large Company Value Portfolio
ING Pioneer Equity Income Portfolio	ING American Century Small-Mid Cap Value Portfolio
ING Pioneer Fund Portfolio(1)	ING Baron Asset Portfolio
ING Pioneer Mid Cap Value Portfolio(1)	ING Baron Small Cap Growth Portfolio
ING Stock Index Portfolio(1)	ING Columbia Small Cap Value Portfolio
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Davis New York Venture Portfolio
ING T. Rowe Price Equity Income Portfolio(1)	ING Fidelity® VIP Contrafund® Portfolio
ING Templeton Global Growth Portfolio(1)	ING Fidelity® VIP Equity-Income Portfolio
ING Van Kampen Capital Growth Portfolio(1)	ING Fidelity® VIP Growth Portfolio
ING Van Kampen Global Franchise Portfolio(1)	ING Fidelity® VIP Mid Cap Portfolio
ING Van Kampen Global Tactical Asset Allocation Portfolio	ING Index Solution 2015 Portfolio
ING Van Kampen Growth and Income Portfolio(1)	ING Index Solution 2025 Portfolio
ING VP Index Plus International Equity Portfolio	ING Index Solution 2035 Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio	ING Index Solution 2045 Portfolio
ING Index Solution Income Portfolio
ING MAYFLOWER TRUST	ING JPMorgan Mid Cap Value Portfolio
ING International Value Fund	ING Legg Mason Partners Aggressive Growth Portfolio
ING Neuberger Berman Partners Portfolio
ING MUTUAL FUNDS	ING Oppenheimer Global Portfolio
ING Asia-Pacific Real Estate Fund	ING Oppenheimer Strategic Income Portfolio
ING Disciplined International SmallCap Fund	ING PIMCO Total Return Portfolio
ING Diversified International Fund	ING Pioneer High Yield Portfolio
ING Emerging Countries Fund	ING Solution 2015 Portfolio
ING Emerging Markets Fixed Income Fund	ING Solution 2025 Portfolio
ING European Real Estate Fund	ING Solution 2035 Portfolio
ING Foreign Fund	ING Solution 2045 Portfolio
ING Global Bond Fund	ING Solution Growth and Income Portfolio
ING Global Equity Dividend Fund	ING Solution Growth Portfolio
ING Global Natural Resources Fund	ING Solution Income Portfolio
ING Global Real Estate Fund	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING Global Value Choice Fund	ING T. Rowe Price Growth Equity Portfolio
ING Greater China Fund	ING Templeton Foreign Equity Portfolio
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING Thornburg Value Portfolio	ING Index Plus LargeCap Fund
ING UBS U.S. Large Cap Equity Portfolio	ING Index Plus MidCap Fund
ING Van Kampen Comstock Portfolio	ING Index Plus SmallCap Fund
ING Van Kampen Equity and Income Portfolio	ING Money Market Fund
ING Small Company Fund
ING PRIME RATE TRUST	ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING RISK MANAGED NATURAL RESOURCES FUND	ING Strategic Allocation Moderate Fund
ING Tactical Asset Allocation Fund
ING SENIOR INCOME FUND	ING U.S. Government Money Market Fund

ING SEPARATE PORTFOLIOS TRUST

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING SPorts Core Fixed Income Fund	ING Strategic Allocation Conservative Portfolio
ING SPorts International Fixed Income Fund	ING Strategic Allocation Growth Portfolio
ING Strategic Allocation Moderate Portfolio
ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio - Series 4

ING VARIABLE FUNDS

ING GET U.S. Core Portfolio - Series 5	ING Growth and Income Portfolio II
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Core Portfolio - Series 7

ING VARIABLE PORTFOLIOS, INC.

ING GET U.S. Core Portfolio - Series 8	ING BlackRock Global Science and Technology Opportunities
ING GET U.S. Core Portfolio - Series 9	Portfolio
ING GET U.S. Core Portfolio - Series 10	ING Global Equity Option Portfolio
ING GET U.S. Core Portfolio - Series 11
ING GET U.S. Core Portfolio - Series 12	ING Index Plus LargeCap Portfolio
ING GET U.S. Core Portfolio - Series 13	ING Index Plus MidCap Portfolio
ING GET U.S. Core Portfolio - Series 14	ING Index Plus SmallCap Portfolio
ING International Index Portfolio
ING VARIABLE PRODUCTS TRUST	ING Morningstar® U.S. GrowthSM Index Portfolio
ING International Value Portfolio	ING Opportunistic LargeCap Growth Portfolio
ING MidCap Opportunities Portfolio	ING Opportunistic LargeCap Portfolio
ING SmallCap Opportunities Portfolio	ING Russell™ Global Large Cap Index 75% Portfolio

ING Russell™ Large Cap Index Portfolio

ING SERIES FUND, INC.

ING Russell™ Mid Cap Index Portfolio
Brokerage Cash Reserves	ING Russell™ Small Cap Index Portfolio
ING Russell LargeCap Growth Index Portfolio
ING Alternative Beta Fund	ING Russell LargeCap Value Index Portfolio
ING Balanced Fund	ING Russell MidCap Growth Index Portfolio
ING Corporate Leaders 100 Fund	ING Small Company Portfolio
ING Global Target Payment Fund	ING U.S. Bond Index Portfolio
ING U.S. Government Money Market Portfolio
ING Growth and Income Fund

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING BALANCED PORTFOLIO
ING Balanced Portfolio

ING INTERMEDIATE BOND PORTFOLIO
ING WisdomTreesm Global High-Yielding Equity Index
Portfolio	ING MONEY MARKET PORTFOLIO

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.